SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

INYX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83152	75-2870720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue, 40th Floor, New York, NY 1002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On August 31, 2005, Inyx, Inc. (the “Registrant”), through its wholly-owned United Kingdom subsidiary, Inyx Europe Limted (“Inyx Europe”), completed the purchase of all of the issued ordinary share capital (the “shares”) of Celltech Manufacturing Services Limited (“Celltech”), a United Kingdom registered pharmaceutical manufacturing company, from UCB Pharma Limted (“UCB”), and the Registrant assumed possession and control of the operations of Celltech.

A description of the Share Purchase Agreement was previously filed with the SEC on a Form 8-K on August 29, 2005 and a Form 8-K was filed on September 7, 2005 disclosing the completion of such acquisition.

Pursuant to Item 9.01(a) (4), audited financial statements of the acquired business are being filed by this amendment. The related pro forma financial information will be included in the Registrant’s quarterly report on Form 10Q for the period ended September 30, 2005.

On September 9, 2005, the Registrant changed the “Celltech” name to Ashton Pharmaceuticals Limited (“Ashton”) and Ashton now operates as a wholly-owned subsidiary of Inyx Europe.

Ashton has over 50 years of experience in pharmaceutical development and manufacturing, and currently produces a portfolio of branded and non-branded products for third party customers including UCB, its previous parent company. Prior to that, the Ashton business was part of the Celltech Group PLC prior to that company’s acquisition by the UCB Group in 2004.

Ashton operates a 152,000 square foot cGMP (current Good Manufacturing Practice) facility approved to manufacture pharmaceuticals products for the United Kingdom, Europe and Asia. The site is regulated by the United Kingdom MHRA (Medicines and Healthcare products Regulatory Agency) and the EMEA (the European Agency for the Evaluation of Medicinal Products). The manufacturing site is comprised of a complex of pharmaceutical manufacturing, laboratory and product support, storage space, and administrative office premises located on an approximately 7.3-acre piece of land at Ashton, near Manchester in the North East of England, and approximately 1 hour away by car from the Registrant’s other United Kingdom operation, Inyx Pharma Limited, located in Runcorn, Cheshire.

The Ashton facility is approved to produce pharmaceuticals, including solid dose, sterile and dry powder inhaler products, for the United Kingdom, Europe and Asia. Through the Ashton Site, CMSL also manufactures steroids, hormonal products and highly potent product formulations. The Ashton site also possesses a controlled drug license from the MHRA.

Revenues at the Ashton site have consisted of product manufacturing and support services for the Celltech-UCB group, TPCM and product scale-up and support services, and the direct sales of its own products, consisting of three major hormonal products. Ashton currently has approximately 300 employees consisting of management, commercial and finance, production, quality control and testing and technical and distribution support staff.

Item 9.01.	Financial Statements and Exhibits

The following Financial Statements of Ashton Pharmaceuticals Limited (formerly Celltech Manufacturing Services Limited) (“Ashton” or the “Company”) are included in this report as permitted by the rules of the SEC, and are presented as the financial statements of a United Kingdom company and denominated in Great Britain Pounds (£). On November 4, 2005 the exchange rate of Great Britain Pounds to US Dollars was £1 = $1.77USD. Reconciliations of the difference between Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”) and Generally Accepted Accounting Principles in the United Kingdom (“U.K. GAAP”) are set forth in the notes to the accounts.

As required by the SEC this report includes the audited balance sheets of Ashton, the business acquired, (a wholly owned subsidiary of UCB Pharma Limited) (the “former Parent”) as of 31 December 2004 and 2003 and the related Profit and Loss Accounts for the three years ended 31 December 2004 and 2003, and 2002. In addition, the unaudited balance sheet of Ashton, as of 30 June 2005 and the related Profit and Loss Accounts for the two six month periods ended 30 June 2005 and 2004 are also included.

INDEPENDENT AUDITOR’S REPORT

The Board of Directors
Ashton Pharmaceuticals Limited

We have audited the accompanying balance sheets of Ashton Pharmaceuticals Limited as of December 31, 2004 and 2003 and the related profit and loss accounts for each of the years in the three year period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashton Pharmaceuticals Limited as of December 31, 2004 and 2003, and the results of its operations for each of the years in the three year period ended December 31, 2004 in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 21 to the financial statements.

KPMG Audit Plc

Chartered Accountants

London, England

November 21, 2005

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

PROFIT AND LOSS ACCOUNT
For the years ended 31 December 2004, 2003 and 2002

	Note	2004	2003	2002
		£’000	£’000	£’000

Turnover	2	24,947	21,757	23,345
Cost of sales		(22,238)	(19,522)	(20,923)

Gross Profit		2,709	2,235	2,422
Selling and Marketing costs		(407)	(361)	(503)
General and Administration		(255)	(238)	(325)
Regulatory and Medical costs		(123)	(106)	(78)

Operating profit	3	1,924	1,530	1,516
Interest	6	3	(358)	(111)

Profit on ordinary activities before taxation		1,927	1,172	1,405
Tax on profit on ordinary activities	7	(1,040)	–	–

Profit on ordinary activities after taxation		887	1,172	1,405
Retained profit brought forward		4,318	3,146	1,741

Retained profit carried forward		5,205	4,318	3,146

No recognized gains or losses occurred in the years ended 31 December 2004, 2003 and 2002 other than those in the profit and loss account.

The reconciliation of movements in shareholders’ equity is given in note 14.

The notes on pages F-4 to F-15 form an integral part of these accounts.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

BALANCE SHEET
as at 31 December 2004 and 2003

	Note	2004		2003
		£’000	£’000	£’000	£’000

Fixed assets
Tangible assets	8		14,979		12,522

Current assets
Stocks	9	5,757		4,780
Debtors	10	2,911		1,207
Cash at bank and in hand		–		187
		8,668		6,174

Creditors: amounts falling
due within one year	11	(17,401)		(14,377)

Net current liabilities			(8,733)		(8,203)

Total assets less current liabilities			6,246		4,319

Provisions: deferred taxation	7		(1,040)		–
Net assets			5,206		4,319

Capital and reserves
Called up share capital	12		1		1
Profit and loss account	13		5,205		4,318

Equity shareholders’ funds			5,206		4,319

The notes on pages F-4 to F-15 form an integral part of these accounts.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS

1    ACCOUNTING POLICIES

Accounting Convention

The accounts have been prepared under the historical cost convention.

The accounts have been prepared under the going concern concept because the parent undertaking had agreed not to recall the loan advanced to the Company until all other creditors have been met. Subsequent to year end, on 31 August 2005 in connection with the acquisition by Inyx, Inc. through its wholly owned subsidiary Inyx Europe Limited of the entire issued share capital of the Company from UCB Pharma Limited, the loan advanced to the Company was transferred from UCB to Inyx Europe Limited.

Subsequent to its sale, the Company has obtained agreements with its new parent to provide adequate funds to the Company to meet its liabilities as they fall due.

The information set out in these accounts does not constitute the Company’s statutory accounts for the years ended 31 December 2004, 2003 and 2002. Those accounts have been reported on by the Company’s auditors; their reports were unqualified and did not contain a statement under section 237 (2) or (3) of the Companies Act 1985. The accounts for 2004 have been delivered to the registrar of companies.

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company’s accounts.

Foreign Currency Translation
Transactions denominated in foreign currencies are translated at the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling on the balance sheet date and the gains or losses arising on translation are dealt with through the profit and loss account.

Turnover
Turnover comprises the value of goods and services sold to third parties, excluding VAT and similar sales taxes.

Deferred Taxation
Deferred taxation is provided on timing differences that have originated but not reversed by the balance sheet date on a non-discounted basis. Deferred taxation assets are recognised only to the extent that it is more likely than not that there will be suitable taxable profits from which future reversals of the underlying timing differences can be deducted.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

Depreciation
Depreciation is provided so as to write off tangible fixed assets on a straight line basis over their estimated useful lives as follows:

Plant and machinery	- 2 to 10 years
Freehold buildings	- 50 years
Freehold land	- no depreciation

Stock
Stock is stated at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis and is calculated as the average direct cost of production plus attributable overheads.

Finance Leases, Hire Purchase Agreements And Operating Leases
Assets acquired under hire purchase agreements and finance leases and the related obligations are included in the balance sheet. The interest element of repayments is charged to the profit and loss account in proportion to the reducing capital element outstanding. Operating lease rental costs are charged to the profit and loss account as they arise.

Pension
The Company participates in defined benefit and defined contribution schemes covering the majority of its employees. The defined benefit scheme is part of a group wide scheme providing benefits based on final pensionable pay. The assets of the scheme are held separately from those of the group. The company is unable to identify its share of the underlying assets and liabilities of the scheme on a consistent and reasonable basis and therefore, as required by SSAP 24 ‘Accounting for Pension Costs’, accounts for the scheme as if it were a defined contribution scheme.

Under a defined contribution plan the payments to the defined contribution plan are charged to the profit and loss account for the year in respect of which they are payable.

As a result, the amount charged to the profit and loss account represents the contributions payable to both the defined benefit and defined contribution schemes in respect of the accounting period.

2    ANALYSIS OF TURNOVER

	2004	2003	2002
	£’000	£’000	£’000

Turnover by destination
United Kingdom	23,477	21,212	22,960
Rest of Europe	1,184	545	385
Rest of The World	286	–	–
	24,947	21,757	23,345

Group Sales	15,530	12,338	16,509
Third Party Sales	9,417	9,419	6,836
	24,947	21,757	23,345

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

3    PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

	2004	2003	2002
	£’000	£’000	£’000

Profit on ordinary activities before taxation is stated after charging:

Depreciation of tangible fixed assets:
Owned	1,792	1,699	1,627
Leased	–	1	8
Hire of plant and machinery - rentals payable under operating leases	10	78	15

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

 NOTES TO THE ACCOUNTS (CONTINUED)

4    REMUNERATION OF DIRECTORS

The remuneration of M G Hardy is borne by another UCB Group company.

The remaining director received total remuneration for the period (excluding pension contributions) of £104,844 (2003: £91,871 and 2002: £91,161). In addition, the director exercised 33,617 options during the year.

5    STAFF NUMBERS AND COSTS

The average number of persons employed by the Company (including directors) during the year, analyzed by category, was as follows:

Number of employees
	2004	2003	2002

Administration	9	9	9
Sales, marketing and distribution	6	6	6
Production	270	274	278
	285	289	293

The aggregate payroll costs of these persons were as follows:
	2004	2003	2002
	£’000	£’000	£’000

Wages and salaries	6,778	6,397	6,261
Social security costs	497	463	398
Other costs including pension costs (see note 17)	520	504	502
	7,795	7,364	7,161

6    INTEREST

	2004	2003	2002
	£’000	£’000	£’000
Interest payable and similar charges
On bank loans and overdrafts	3	(358)	(110)
On finance leases	–	–	(1)
	3	(358)	(111)

During the year ended December 31, 2004, bank loans and overdrafts were part of an interest set off arrangement with the bank accounts of Celltech Group Limited and its subsidiaries. As a result, the Company was not required to make any interest payments on its bank borrowings or intra-group debt or trading balances.

For the year ended December 31, 2004, the average quarterly bank overdraft balance was £4,241,000, and the average quarterly intra-group payable balance was £5,821,000 (2003: £6,549,000 and 2002: £3,984,000) of which the average intra-group debt balance was £6,443,000 (2003: £6,443,000 and 2002, £5,472,000).  During the year ended December 31, 2003 and 2002, interest was payable on bank debt but not on intra-group debt or trading balances.

At December 31, 2004, the intra-group balances consisted of a net trading receivable amount of £488,000 and a debt payable  balance of £6,443,000.  At December 31, 2003 these balances were a net £2,453,000 trading payable and a £6,443,000 loan payable and at December 31, 2002, a net £242,000 trading payable and a £6,443,000 loan payable.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

7    TAXATION

	2004	2003	2002
	£’000	£’000	£’000
UK corporation tax:
Charge for the year at 30% (2003:30%)	578	307	567
Less: Group relief (for nil consideration)	(578)	(307)	(567)
Current tax charge	–	–	–

Deferred taxation	1,040	–	–
Taxation on profit on ordinary activities	1,040	–	–

The table below reconciles the actual tax charge to the expected tax charge, computed by applying the UK tax rate of 30% (2003: 30% and 2002:30%) to the loss on ordinary activities before taxation:

	2004	2003	2002
	£’000	£’000	£’000
UK corporation tax:
Expected tax charge at UK corporation tax rate	578	351	422
Group Relief	(578)	(307)	(567)
Accelerated capital allowances	–	(44)	145
Current tax charge	–	–	–

As at 31 December 2004 the deferred tax provision of £1,039,834 (2003: £Nil and 2002 £Nil) and the elements of this balance are as follows:

	2004	2003
	£’000	£’000
Difference between accumulated depreciation and amortization and capital allowances	1,040	960
Tax losses expected to be surrendered by other group companies	–	(960)
	1,040	–

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

8    TANGIBLE FIXED ASSETS

	Freehold land and buildings	Plant and machinery owned	Plant and machinery leased	Total
	£’000	£’000	£’000	£’000
Cost
At beginning of year	4,072	23,027	605	27,704
Additions	1,742	2,509	–	4,251
Disposals	–	(129)	–	(129)
At the end of year	5,814	25,407	605	31,826

Depreciation
At the beginning of year	(423)	(14,153)	(605)	(15,181)
Charge for year	(51)	(1,741)	–	(1,792)
On disposals	–	126	–	126
At end of year	(474)	(15,768)	(605)	(16,847)

Net book value
At 31 December 2004	5,340	9,639	–	14,979
At 31 December 2003	3,649	8,873	–	12,522

Included in fixed assets is £6,055,910 (2003:£3,495,000 and 2002: £1,179,377) in respect of assets under construction for which depreciation has not been provided.

9    STOCKS

	2004	2003
	£’000	£’000

Raw materials	2,620	2,321
Work in progress	1,831	1,362
Finished goods and goods for resale	1,306	1,097
	5,757	4,780

The difference between purchase price or production cost of stocks and their replacement cost is not material.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

10     DEBTORS

	2004	2003
	£’000	£’000

Trade debtors	938	811
Other debtors	230	178
Amounts owed by group undertakings: - Holding company and fellow subsidiary undertakings	1,636	-
Prepayments and accrued income	107	218
	2,911	1,207

All debtors are due within one year.

11     CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2004	2003
	£’000	£’000

Bank loans and overdrafts	(5,249)	-
Trade creditors	(1,041)	(1,770)

Amounts owed to group undertakings: - Holding company and fellow subsidiary undertakings	(7,591)	(8,896)

Accruals and deferred income	(3,520)	(3,711)
	(17,401)	(14,377)

12     CALLED UP SHARE CAPITAL

	2004	2003
	£’000	£’000
Authorized:
1,000 Ordinary Shares of £1 each	1	1

Allotted, issued and fully paid:
1,000 Ordinary Shares of £1 each	1	1

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

13     PROFIT AND LOSS ACCOUNT

	2004	2003	2002
	£’000	£’000	£’000

At beginning of year	4,318	3,146	1,741
Profit for the year	887	1,172	1,405

At end of year	5,205	4,318	3,146

14      RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ EQUITY

	2004 £’000	2003 £’000	2002 £’000
Profit on ordinary activities after tax	887	1,172	1,405
Opening shareholders’ equity	4,319	3,147	1,742
Closing shareholders’ equity	5,206	4,319	3,147

15     CONTINGENT LIABILITIES

At 31 December 2004 the Company had provided guarantees in respect of overdrafts of other group undertakings within the Celltech Group Limited Cross Guarantee Structure. These guarantees ceased at the time of the acquisition of the Company by Inyx.

16     COMMITMENTS

Capital commitments at the end of the financial year for which no provision has been made:

	2004	2003
	£’000	£’000

Contracted	673	1,223
Authorised but not contracted	529	2,663

Annual commitments under non-cancelable operating leases are as follows:

	Land & buildings		Other
	2004	2003	2004	2003
	£’000	£’000	£’000	£’000
Operating leases which expire:
Within 1 year	-	-	10	68
Between 2 and 5 years	-	-	-	10

	-	-	10	78

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

17     PENSION SCHEMES

SSAP 24
The Company’s employees during the year were members of the group wide Medeva UK Pension Plan, which was a funded defined benefit scheme, until 18 September 2003 when that Plan was merged into the Celltech Pension and Life Assurance Scheme (CP&LAS). The Company’s contributions were based on the expected cost of pensions over the service lives of employees within the group scheme as a whole. Accordingly, the company’s pension charge for the year was £0.5m (2003: £0.5m and 2002: £0.5m). There was no material prepayment or accrual as at 31 December 2004.

The Company is also a member of a funded defined contribution scheme. The contributions payable to the scheme for the year were not material.

FRS 17
As the defined benefit scheme is run for the Celltech Group as a whole it is not possible to distinguish the assets and liabilities relating to the Company. As permitted by FRS 17 ‘Retirement benefits’ the scheme will be accounted for by the Company when the accounting standard is fully adopted by the Company as if the scheme was a defined contribution scheme.

The latest full actuarial valuation of CP&LAS was carried out at 31 December 2004 under IAS 19 (similar in all material aspects to FRS 17).

The updated valuation of CP&LAS at the year end showed a deficit of £17.9m.

18     CASH FLOW STATEMENT
The Company is not required under U.K. GAAP to prepare a cash flow statement as it was a wholly owned subsidiary of UCB S.A. and the consolidated financial statements of that company include a consolidated statement of cash flows. A U.S. GAAP cash flow statement has been presented in note 21.

19     RELATED PARTY TRANSACTIONS
The company is exempt, under Financial Reporting Standard 8, from the requirement to disclose certain related party transactions on the grounds that it was a wholly owned subsidiary undertaking. This exemption covers transactions with other group undertakings but not the balances with them.

20     ULTIMATE HOLDING COMPANY
The immediate holding company was UCB Pharma Limited (formerly Celltech Pharmaceuticals Limited) at 31 December 2004. The ultimate holding company at 31 December 2004 and smallest group in which the company’s results are consolidated was UCB S.A., a company incorporated in Belgium.

Copies of the respective financial statements of each of these companies can be obtained from Celltech Group Limited, 208 Bath Road, Slough,Berkshire, SL1 3WE.

21     SUMMARY OF CERTAIN DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA
The financial statements are prepared in conformity with accounting principles generally accepted in the United Kingdom ("U.K. GAAP") which differ in certain respects from accounting principles generally accepted in the United States of America ("U.S. GAAP").

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

The following is a summary of the significant adjustments to income and shareholders' equity when reconciling amounts recorded in the financial statements to the corresponding amounts in accordance with U.S. GAAP.

PROFIT AND LOSS ACCOUNT

Adjustments to the net income for the period under U.K. GAAP and the net income under U.S. GAAP are as follows:

	notes	2004	2003
		£’000	£’000
Reported net income under UK GAAP		887	1,172
U.S. GAAP adjustments:
Inventory uplift on acquisition accounting	i	(347)	-
Depreciation of tangible fixed assets	i, iii	(195)	(15)
Captialized interest on assets under construction	iii	-	144
Amortization of intangible assets	i	(73)	-
Tax effect on U.S. GAAP differences		185	(39)
Deferred taxation	ii	960	163
Current tax expense on stand alone basis	ii	(578)	(307)

Net income as adjusted to accord with U.S. GAAP		839	1,118

SHAREHOLDERS’ EQUITY
Adjustments between shareholders' equity under U.K. GAAP and U.S. GAAP are as follows:

	notes	2004	2003
		£’000	£’000
Shareholders' equity under UK GAAP		5,206	4,319
U.S. GAAP adjustments:
Intangible assets	i	3,140	-
Tangible fixed assets	i, iii	2,595	202
Tax effect on U.S. GAAP differences		53	(61)
Deferred taxation adjustment		-	(960)
Current tax expense on stand alone basis	ii	(578)	(307)
Deferred tax arising on acquisition accounting	ii	(1,673)	-
Shareholders' equity as adjusted to accord with U.S. GAAP		8,743	3,193

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

(i)  PURCHASE ACCOUNTING ADJUSTMENTS
UCB acquired the Celltech Group in July 2004. Under U.S. GAAP, any purchase accounting adjustments made at the time of an acquisition are required to be pushed down into the books of the acquired entity. Therefore any purchase accounting adjustments made in respect of Celltech Manufacturing Services Limited (‘CMSL’) as part of the overall Celltech Group acquisition need to be reflected in the U.S. GAAP figures for CMSL on a stand-alone basis. U.K. GAAP does not require such adjustments to be reflected in the accounts of the acquired business.

Purchase accounting adjustments in respect of the fair valuation of tangible assets, intangible assets and inventory have been reflected in the 2004 U.S. GAAP reconciliation from the time of the UCB acquisition in July 2004. These fair value uplifts have been deferred tax effected as required under U.S. GAAP.

Fair valuations of the tangible and intangible assets have been carried out, and inventory was revalued to include the profit margin associated with production in the inventory value at acquisition.

(ii)  INCOME TAXES
During all of the periods presented, CMSL was part of the Celltech Group, and as such had access to losses made by other Celltech Group entities within the U.K. by way of group relief. In the 2002 and 2003 statutory accounts under U.K. GAAP, no current or deferred tax was provided as it was not anticipated that tax would actually be paid given the availability of these losses.

At the time that the 2004 statutory accounts were prepared, the plan for the disposal of the CMSL business was significantly advanced, and therefore the directors considered that deferred tax should be provided, as at the time that the timing differences on fixed assets were expected to reverse, CMSL would no longer be a part of the Celltech Group, so would not have access to group relief and thus tax would become payable.

Under U.S. GAAP, current and deferred income tax expense and balances are recorded using the separate taxpayer approach whereby the benefit of actual and future group relief surrenders are excluded in calculating those amounts.

To the extent that group relief was surrendered to CMSL in return for no consideration, a capital contribution has been shown in the equity reconciliation to reflect the fact that cash payment of the current tax expense was avoided as a result.

(iii) CAPITALIZATION OF INTEREST
Under U.K. GAAP, the Company did not capitalize interest during the course of construction of fixed assets. Under U.S. GAAP this is required, so an adjustment has been made to capitalize interest on the borrowings incurred during the course of construction of fixed assets.

(iv)  COMPREHENSIVE INCOME (LOSS)
There are no other items of comprehensive income or loss under U.S. GAAP and therefore the comprehensive income under U.S. GAAP is the same as net income under U.S. GAAP for all periods presented.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

(v) CASH FLOW STATEMENT
As permitted by Item 17 of Form 20-F, the following statements of cash flows were prepared in conformity with U.S. GAAP.
	2004	2003	2002
	£'000	£'000	£'000
Net income	839	1,118	889
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation	1,987	1,714	1,627
Amortization of intangible assets	73	-	-
Changes in assets and liabilities
(Increase)/ decrease in accounts receivable	(127)	229	324
(Increase) /decrease in inventory	(630)	(1,575)	373
(Increase) /decrease in prepaid and other current assets	(1,578)	(358)	320
Increase/(decrease) in accounts payable and accrued liabilities	(2,224)	2,954	(2,200)
Increase in taxation	473	183	589
Net cash provided by operating activities	(1,187)	4,265	1,922
Cash flows from investing activities:
Purchase of fixed assets	(4,249)	(3,417)	(1,092)
Net cash used in investing activities	(4,249)	(3,417)	(1,092)
Cash flows from financing activities:
Net movement in group financing	—	—	6,443
Increase/(decrease) in bank overdraft	5,249	(1,467)	(6,467)
Net cash (used in)/provided by financing activities	5,249	(1,467)	(24)

Increase/(decrease) in cash	(187)	(619)	806

Cash at beginning of period	187	806	-

Cash at end of period	-	187	806

(vi)  RELATED PARTY DISCLOSURE
U.S. GAAP requires the disclosure of related party transactions. For the year ended 31 December sales to UCB Pharma Limited, the parent company, amounted to approximately £15,530,000 (2003: £12,338,000 2002: £16,509,000). Details of intra-group debtors and creditors at each year end are shown in notes 10 and 11.

22     POST BALANCE SHEET EVENTS

On August 31, 2005, the Company was acquired by Inyx, Inc. through its wholly-owned United Kingdom subsidiary, Inyx Europe Limited (“Inyx Europe”).

On September 9, 2005, the Company changed its name to Ashton Pharmaceuticals Limited (“Ashton”) and Ashton now operates as a wholly-owned subsidiary of Inyx Europe. See also note 1.

Ashton Pharmaceuticals Limited

(formerly Celltech Manufacturing Services Limited)

Interim financial statements

UNAUDITED

30 June 2005

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

UNAUDITED PROFIT AND LOSS ACCOUNT
for the six months ended 30 June 2005 and 2004

	Note	2005	2004
		£’000	£’000

Turnover	2	12,085	12,488
Cost of sales		(11,612)	(11,021)

Gross Profit		473	1,467
Selling and Marketing costs		(197)	(133)
Regulatory and Medical Costs		(64)	(54)
General and Administration		(228)	(193)

Operating profit/(loss)		(16)	1,087
Interest	3	-	(1)

Profit/(loss) on ordinary activities before taxation		(16)	1,086
Tax on profit on ordinary activities	4	-	-

Profit/(loss) on ordinary activities after taxation		(16)	1,086
Retained profit brought forward		5,205	4,318

Retained profit carried forward		5,189	5,404

No recognized gains or losses occurred in the six month periods ended 30 June 2005 and 2004 other than those in the profit and loss account.

The reconciliation of movements in shareholders’ equity is given in note 13.

The notes on pages F-19 to F-26 form an integral part of these accounts.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

UNAUDITED BALANCE SHEET
As at 30 June 2005

	Note	2005
		£’000	£’000

Fixed assets
Tangible assets	5		14,968

Current assets
Stocks	6	5,223
Debtors	7	2,861
Cash at bank and in hand		-

		8,084

Creditors: amounts falling
due within one year	8	(16,822)

Net current liabilities			(8,738)

Total assets less current liabilities			6,230

Provisions: deferred taxation			(1,040)

Net assets			5,190

Capital and reserves
Called up share capital	9		1
Profit and loss account	10		5,189

Equity shareholders’ funds			5,190

The notes on pages F-19 to F-26 form an integral part of these accounts.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)
NOTES TO THE ACCOUNTS

1     ACCOUNTING POLICIES

ACCOUNTING CONVENTION

The accounts have been prepared under the historical cost convention.

The accounts have been prepared under the going concern concept because the parent undertaking has agreed not to recall the loan advanced to the Company until all other creditors have been met. Subsequent to the period end, on 31 August 2005 in connection with the acquisition by Inyx, Inc. through its wholly owned subsidiary Inyx Europe Limited of the entire issued share capital of the Company from UCB Pharma Limited, the loan advanced to the Company was transferred from UCB to Inyx Europe Limited.

Subsequent to its sale, the Company has obtained agreements with its new parent to provide adequate funds to the Company to meet its liabilities as they fall due.

The information set out in these accounts does not constitute the Company’s statutory accounts for the years ended 31 December 2004, 2003 and 2002. Those accounts have been reported on by the Company’s auditors; their reports were unqualified and did not contain a statement under section 237 (2) or (3) of the Companies Act 1985. The accounts for 2004 have been delivered to the registrar of companies.

The significant accounting policies have been applied consistently in dealing with items which are considered material in relation to the company’s accounts. The significant accounting policies are detailed in our annual financial statements filed in this form 8-K/A.

The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented; all such adjustments are of a normal recurring nature.

2     ANALYSIS OF TURNOVER

	2005	2004
	£’000	£’000

Turnover by destination
United Kingdom	11,125	11,779
Rest of Europe	898	624
Rest of The World	62	85

	12,085	12,488

Group Sales	7,476	7,983
Third Party Sales	4,609	4,505

	12,085	12,488

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)
NOTES TO THE ACCOUNTS (CONTINUED)

3     INTEREST

	2005	2004
	£’000	£’000
Interest payable and similar charges
On bank loans and overdrafts	-	(1)
	-	(1)

During the six month periods ended June 30, 2005 and 2004, bank loans and overdrafts were part of an interest set off arrangement with the bank accounts of Celltech Group Limited and its subsidiaries. As a result, the Company was not required to make any interest payments on its bank borrowings or intra-group debt or trading balances.

For the six month period ended June 30, 2005, the average quarterly bank debt balance was £4,892,000 (2004: £3,451,000) consisting of intra-group bank overdraft facilities, and the average quarterly intra-group balance was £6,772,000 (2004: £5,796,000), of which the average intra-group debt balance was £6,443,000 (2004: £6,443,000).

As at June 30, 2005 the intra-group trading balance, consisting of a net receivable, amounted to £259, 000, and the intra-group loan balance amounted to £6,443,000.

4     TAXATION

	2005	2004
	£’000	£’000
UK corporation tax:
Charge for the period at 30% (2004: 30%)	(5)	326
Less: Group relief (for nil consideration)	-	(326)
Tax loss not recognised	5	-
Current tax charge	-	-

The table below reconciles the actual tax charge to the expected tax charge, computed by applying the UK tax rate of 30% (2004: 30%) to the loss on ordinary activities before taxation:

	2005	2004
	£’000	£’000
UK corporation tax:
Expected tax charge at UK corporation tax rate	(5)	326
Group Relief	-	(326)
Tax loss not recognised	5	-
Current tax charge	-	-

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

5  TANGIBLE FIXED ASSETS

	Freehold land and buildings	Plant and machinery owned	Plant and machinery leased	Total
	£’000	£’000	£’000	£’000
Cost
At beginning of year	5,814	25,407	605	31,826
Additions	440	500		940
Disposals	-	(130)	-	(130)

At the end of period	6,254	25,777	605	32,636
Depreciation
At the beginning of period	(474)	(15,768)	(605)	(16,847)
Charge for year	(62)	(869)	-	(931)
On disposals	-	110	-	110

At end of period	(536)	(16,527)	-	(17,668)

Net book value
At 30 June 2005	5,718	9,250	-	14,968

Included in fixed assets is £2,481,000 in respect of assets under construction for which depreciation has not been provided.

6     STOCKS

2005
£’000

Raw materials	2,593
Work in progress	1,571
Finished goods and goods for resale	1,059

5,223

The difference between purchase price or production cost of stocks and their replacement cost is not material.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

7    DEBTORS

2005
£’000

Trade debtors	1,364
Other debtors	155
Amounts owed by group undertakings: - Holding company and fellow subsidiary undertakings	1,342

2,861

All debtors are due within one year.

8     CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

2005
£’000

Bank loans and overdrafts	(5,094)
Trade creditors	(753)
Amounts owed to group undertakings: - Holding company and fellow subsidiary undertakings	(7,526)
Accruals and deferred income	(3,449)

(16,822)

Bank loans and overdrafts were part of an interest set off arrangement with the bank accounts of Celltech Group Limited and Subsidiaries.

9     CALLED UP SHARE CAPITAL

2005
£’000
Authorized:
1,000 Ordinary Shares of £1 each	1

Allotted, issued and fully paid:
1,000 Ordinary Shares of £1 each	1

10    PROFIT AND LOSS ACCOUNT

	Profit and Loss Account
	2005 £’000	2004 £’000

At beginning of the period	5,205	4,318
Profit for the six months period	(16)	1,086

At end of period	5,189	5,404

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

11     RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' EQUITY

	2005 £’000	2004 £’000
Profit/(loss) on ordinary activities after tax	(16)	1,086
Opening shareholders’ equity	5,206	4,319
Closing shareholders’ equity	5,190	5,405

12     CONTINGENT LIABILITIES

At 30 June 2005 the Company had provided guarantees in respect of overdrafts of other group undertakings within the Celltech Group Limited Cross Guarantee Structure. These guarantees ceased at the time of the acquisition of the Company by Inyx.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

13      SUMMARY OF CERTAIN DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA
The financial statements are prepared in conformity with accounting principles generally accepted in the United Kingdom ("U.K. GAAP") which differ in certain respects from accounting principles generally accepted in the United States of America ("U.S. GAAP").

The following is a summary of the significant adjustments to net income and shareholders' equity when reconciling amounts recorded in the financial statements to the corresponding amounts in accordance with U.S. GAAP..

PROFIT AND LOSS ACCOUNT

Adjustments to the net income or loss for the period under U.K. GAAP and the net income under U.S. GAAP are as follows:

	notes	2005	2004

Reported net income/(loss) under UK GAAP		(16)	1,086
U.S. GAAP adjustments:
Depreciation of tangible fixed assets	i	(203)	(22)
Amortization of intangibles arising on acquisition accounting	i	(86)	-
Tax effect on U.S. GAAP differences		87	7
Deferred taxation provision adjustment	ii	-	(40)
Record tax expense on stand alone basis	ii	-	(326)
Net income/(loss) as adjusted to accord with U.S. GAAP		(218)	705

SHAREHOLDERS’ EQUITY
Adjustments between shareholders' equity under U.K. GAAP and U.S. GAAP are as follows:

	notes	2005

Shareholders' equity under UK GAAP		5,190
U.S. GAAP adjustments:
Intangible assets	i	3,054
Tangible fixed assets	i, iii	2,392
Tax effect on U.S. GAAP differences		60
Current tax expense on stand alone basis	ii	(578)
Deferred tax arising on acquisition accounting	i	(1,593)
Shareholders' equity as adjusted to accord with U.S. GAAP		8,525

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

(i)  PURCHASE ACCOUNTING ADJUSTMENTS
UCB acquired the Celltech Group in July 2004. Under US GAAP, any purchase accounting adjustments made at the time of an acquisition are required to be pushed down into the books of the acquired entity. Therefore any purchase accounting adjustments made in respect of Celltech Manufacturing Services Limited (CMSL) as part of the overall Celltech Group acquisition need to be reflected in the US GAAP figures for CMSL on a stand-alone basis. UK GAAP does not require such adjustments to be reflected in the accounts of the acquired business.

Purchase accounting adjustments in respect of the fair valuation of tangible assets, intangible assets and inventory have been reflected in the 2004 US GAAP reconciliation from the time of the UCB acquisition in July 2004. These fair value uplifts have been deferred tax effected as required under US GAAP.

Fair valuations of the tangible and intangible assets have been carried out, and inventory was revalued to include the profit margin associated with production in the inventory value at acquisition.

(ii)  INCOME TAXES
During all of the periods presented, CMSL was part of the Celltech Group, and as such had access to losses made by other Celltech Group entities within the UK by way of group relief. In the 2002 and 2003 statutory accounts under UK GAAP, no current or deferred tax was provided as it was not anticipated that tax would actually be paid given the availability of these losses.

At the time that the 2004 statutory accounts were prepared, the plan for the disposal of the CMSL business was significantly advanced, and therefore the directors considered that deferred tax should be provided, as at the time that the timing differences on fixed assets were expected to reverse, CMSL would no longer be a part of the Celltech Group, so would not have access to group relief and thus tax would become payable.

Under US GAAP, current and deferred income tax expense and balances are recorded using the separate taxpayer approach whereby the benefit of actual and future group relief surrenders are excluded in calculating those amounts.

To the extent that group relief was surrendered to CMSL in return for no consideration, a capital contribution has been shown in the equity reconciliation to reflect the fact that cash payment of the current tax expense was avoided as a result.

(iii) CAPITALIZATION OF INTEREST
Under UK GAAP, the company did not capitalize interest during the course of construction of fixed assets. Under US GAAP this is required, so an adjustment has been made to capitalize interest on the borrowings incurred during the course of construction of fixed assets.

(iv)  COMPREHENSIVE INCOME (LOSS)
There are no other items of comprehensive income or loss under U.S. GAAP and therefore the comprehensive income under US GAAP is the same as net income under US GAAP for all periods presented.

ASHTON PHARMACEUTICALS LIMITED
(FORMERLY CELLTECH MANUFACTURING SERVICES LIMITED)

NOTES TO THE ACCOUNTS (CONTINUED)

(v) CASH FLOW STATEMENT
As permitted by Item 17 of Form 20-F, the following statements of cash flows were prepared in conformity with U.S. GAAP.

	2005	2004
	£'000	£'000
Net (loss)/income	(218)	705
Adjustments to reconcile net income from continuing operations to net cash (used in) provided by operating activities:
Depreciation	1,154	899
Amortization of intangibles	86	-
Changes in assets and liabilities:
Increase in accounts receivables	(426)	(104)
Decrease/(increase) in inventory	534	(232)
Decrease /(increase) in prepaid and other current assets	477	(668)
Decrease in accounts payable and accrued liabilities	(424)	(4,000)
Increase/(decrease) in taxation	(87)	359
Net cash used in operating activities	1,096	(3,041)
Cash flows from investing activities:
Purchase of fixed assets	(941)	(1,590)
Net cash used in investing activities	(941)	(1,590)
Cash flows from financing activities:
Increase/(decrease) in bank overdraft	(155)	4,444
Net cash (used in)/provided by financing activities	(155)	4,444

Increase/(decrease) in cash	-	(187)

Cash at beginning of period	-	187

Cash at end of period	-	-

(vi)  RELATED PARTY DISCLOSURE
U.S. GAAP requires the disclosure of related party transactions. For the six month period ended 30 June, sales to UCB Pharma Limited, the parent company, amounted to approximately £7,476,000 (2004: £7,983,000). Details of intra-group debtors and creditors at each period end are shown in notes 7 and 8.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INYX, INC.

By:	/s/ Jack Kachkar
Jack Kachkar, Chairman and CEO

Dated: November 21, 2005